                                                                  EXHIBIT (99.1)



                             STOCK OPTION AGREEMENT

               STOCK OPTION AGREEMENT (the "Agreement"), dated as of October 1, 1998, by and between Arrow Electronics, Inc., a New York corporation ("Arrow"), and Bell Industries, Inc., a California corporation (the "Company").

               WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Arrow are entering into an Agreement of Purchase and Sale, dated as of the date hereof (the "Purchase Agreement"; capitalized terms used herein but not defined herein shall have the meanings set forth in the Purchase Agreement), which provides that, among other things, upon the terms and subject to the conditions thereof, Arrow will purchase the electronic components distribution business of the Company; and

               WHEREAS, as a condition and inducement to Arrow's willingness to enter into the Purchase Agreement, Arrow has required that the Company agree, and the Company has so agreed, to grant to Arrow an option with respect to certain shares of the Company's common stock on the terms and subject to the conditions set forth herein.

               NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Purchase Agreement, the parties hereto agree as follows:

                        1. Grant of Option. The Company hereby grants Arrow an irrevocable option (the "Company Option") to purchase up to 1,888,000 shares (the "Company Shares") of common stock of the Company (the "Company Common Stock") in the manner set forth below at a price which shall equal the arithmetic average of the closing sales prices of the Company Common Stock reported on the New York Stock Exchange for the ten (10) trading days ending and including the trading day immediately preceding the date hereof (the "Exercise Price").

                        2. Exercise of Option. The Company Option may be exercised by Arrow, in whole or in part, at any time or from time to time after the Purchase Agreement becomes terminable by Arrow under circumstances which could entitle Arrow to expenses reimbursement under
         Section 16 of the Purchase Agreement (other than the circumstances contemplated by the forepart of clause (b) thereof, excluding the proviso thereto). In the event Arrow wishes to exercise the Company Option, Arrow shall deliver to the Company a written notice (an "Exercise Notice") specifying the total number of Company Shares it wishes to purchase. Each closing of a purchase of Company Shares (a "Closing") shall occur at a place, on a date and at a time designated by Arrow and reasonably acceptable to the Company in an Exercise Notice delivered at least six business days prior to the date of the Closing. The Company Option shall terminate upon the earlier of: (i) the closing of the transactions contemplated by the Purchase Agreement; (ii) the termination of the Purchase Agreement pursuant to Section 17(a) thereof (other than a termination in connection with which Arrow is entitled to the payment specified in Section 16 thereof); and (iii)

                                                                  EXHIBIT (99.1)



         180 days following any termination of the Purchase Agreement in connection with which Arrow is entitled to the payment specified in
         Section 16 thereof (or if, at the expiration of such 180 day period, the Company Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than the second anniversary of the date hereof). Notwithstanding the foregoing, the Company Option may not be exercised if Arrow is in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement or in the Purchase Agreement.

                        3. Conditions to Closing. The obligation of the Company to issue the Company Shares to Arrow hereunder is subject to the conditions that (i) all waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder ("HSR Act"), applicable to the issuance of the Company Shares hereunder shall have expired or have been terminated; (ii) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Company Shares hereunder shall have been obtained or made, as the case may be; (iii) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect; and (iv) Arrow shall not be in material breach of the Purchase Agreement.

                        4. Closing. At any Closing, (a) the Company will deliver to Arrow a single certificate in definitive form representing the number of the Company Shares designated by Arrow in its Exercise Notice, such certificate to be registered in the name of Arrow and to bear the legend set forth in Section 11, and (b) Arrow will deliver to the Company the aggregate price for the Company Shares so designated and being purchased by wire transfer of immediately available funds or certified check or bank check. At any Closing at which Arrow is exercising the Company Option in part, Arrow shall present and surrender this Agreement to the Company, and the Company shall deliver to Arrow an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Company Common Stock purchasable hereunder.

                        5. Representations and Warranties of the Company. The Company represents and warrants to Arrow that (a) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby,

                                                                  EXHIBIT (99.1)



         (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, and, assuming this Agreement constitutes a valid and binding obligation of Arrow, is enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to usual equity principles, (d) the Company has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the Company Option, and at all times from the date hereof through the expiration of the Company Option will have reserved, 1,888,000 unissued Company Shares and such other shares of Company Common Stock or other securities which may be issued pursuant to Section 10, all of which, upon their issuance, payment and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever (other than those created by or through Arrow), (e) the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not conflict with, or result in any violation of, or material default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets pursuant to (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation"), (A) any provision of the Restated Articles of Incorporation or Restated By-laws of the Company or (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, except that the payment upon the exercise by Arrow of its rights under Section 7 would violate the Credit Agreement or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets, which Violation, in the case of each of clauses (B) and (C), individually or in the aggregate would prevent or materially delay the exercise by Arrow of the Company Option or any other right of Arrow under this Agreement and (f) except as described in Section 6(c) of the Purchase Agreement, the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority.

                        6. Representations and Warranties of Arrow. Arrow represents and warrants to the Company that (a) Arrow is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder,
         (b) the execution and delivery of this Agreement by Arrow and the consummation by Arrow of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Arrow and no other corporate proceedings on the part of Arrow are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by Arrow and constitutes a valid and binding obligation of Arrow, and,

                                                                  EXHIBIT (99.1)



         assuming this Agreement constitutes a valid and binding obligation of the Company, is enforceable against Arrow in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to usual equity principles, (d) the execution and delivery of this Agreement by Arrow does not, and the performance of this Agreement by Arrow will not, result in any Violation pursuant to, (A) any provision of the Certificate of Incorporation or By-laws of Arrow,
         (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Arrow or its properties or assets, which Violation, in the case of each of clauses
         (B) and (C), would, individually or in the aggregate have a material adverse effect on Arrow's ability to consummate the transactions contemplated by this Agreement, (e) except as described in Section 7(b) of the Purchase Agreement and Section 3(i) of this Agreement, the execution and delivery of this Agreement by Arrow does not, and the performance of this Agreement by Arrow will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority and (f) any Company Shares acquired upon exercise of the Company Option will not be, and the Company Option is not being, acquired by Arrow with a view to the public distribution or resale in any manner which would be in violation of federal or state securities laws.

                        7.    Put Right.

(a) Exercise of Put. At any time during which the Company Option is exercisable pursuant to Section 2 (the "Repurchase Period"), upon demand by Arrow, Arrow shall have the right to sell to the Company (or any successor entity thereof) and the Company (or such successor entity) shall be obligated to repurchase from Arrow (the "Put"), all or any portion of the Company Option, at the price set forth in subparagraph (i) below, or, at any time prior to the second anniversary of the date hereof, all or any portion of the Company Shares purchased by Arrow pursuant hereto, at a price set forth in subparagraph (ii) below:

                      (i) the difference between the "Market/Tender Offer Price" for shares of Company Common Stock as of the date (the "Notice Date") notice of exercise of the Put is given to the Company (defined as the higher of (A) the price per share offered as of the Notice Date pursuant to any tender or exchange offer or other Alternative Proposal which was made prior to the Notice Date and not terminated or withdrawn as of the Notice Date (the "Tender Price") and (B) the average of the closing prices of shares of the Company Common Stock on the New York Stock Exchange ("NYSE") for the five trading days immediately preceding the Notice Date, (the "Market Price")), and the Exercise Price, multiplied by the number of Company Shares purchasable pursuant to the Company Option (or portion thereof with respect to which Arrow is exercising its rights under this Section 7);

                      (ii) the Exercise Price paid by Arrow for the Company Shares acquired pursuant to the Company Option plus the difference between the Market/Tender Offer Price and the Exercise Price, multiplied by the number of Company Shares so purchased.

                                                                  EXHIBIT (99.1)



        For purposes of this clause (ii), the Tender Price shall be the highest price per share offered pursuant to a tender or exchange offer or other Alternative Proposal during the Repurchase Period.

(b) Payment and Redelivery of Company Option or Shares. In the event Arrow exercises its rights under this Section 7, the Company shall, within five business days of the Notice Date, pay the required amount to Arrow in immediately available funds and Arrow shall surrender to the Company the Company Option or the certificates evidencing the Company Shares purchased by Arrow pursuant hereto, and Arrow shall warrant that it owns such shares and that such shares are then free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever.

                        1. Restrictions on Certain Actions. The Company shall not adopt any Rights Agreement or shareholder rights plan in any manner which would cause Arrow, if Arrow has complied with its obligations under this Agreement, to become an "Acquiring Person" under such Rights Agreement or shareholder rights plan solely by reason of the beneficial ownership of the shares purchasable hereunder.

                        2.    Registration Rights.

               (a) The Company will, if requested by Arrow at any time and from time to time within three years of the exercise of the Company Option, as expeditiously as possible prepare and file up to three registration statements under the Securities Act of 1933, as amended (the "Securities Act") if such registration is necessary in order to permit the sale or other disposition of any or all shares of securities that have been acquired by or are issuable to Arrow upon exercise of the Company Option in accordance with the intended method of sale or other disposition stated by Arrow, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and the Company will use its best efforts to qualify such shares or other securities under any applicable state securities laws. The Company will use reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor, and to keep such registration statement effective for such period not in excess of 180 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. The obligations of the Company hereunder to file a registration statement and to maintain its effectiveness may be suspended for up to 90 calendar days in the aggregate if the Board of Directors of the Company shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require premature disclosure of material nonpublic information that would materially and adversely affect the Company or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Company or any other material transaction involving the Company. Any registration statement prepared and filed under this Section 9, and any sale covered thereby, will be at the Company's expense except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of Arrow's counsel related thereto. Arrow will provide and be responsible for, in connection with indemnification provisions, all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. If, during the time periods referred to in the first sentence of this Section 9, the Company effects a registration under the Securities

                                                                  EXHIBIT (99.1)



Act of Company Common Stock for its own account or for any other stockholders of the Company (other than on Form S-4 or Form S-8, or any successor form), it will allow Arrow the right to participate in such registration, and such participation will not affect the obligation of the Company to effect demand registration statements for Arrow under this Section 9; provided that, if the managing underwriters of such offering advise the Company in writing that in their opinion the number of shares of Company Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include the shares requested to be included therein by Arrow after the shares intended to be included therein by the Company have been included and prior to any shares requested to be included by any third parties are included. In connection with any registration pursuant to this
Section 9, the Company and Arrow will provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration. The Company shall provide to any underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings as such underwriters may reasonably require.

               (b) If the Company's securities of the same type as the Company Common Stock beneficially owned by Arrow are then authorized for quotation or trading or listing on the NYSE, Nasdaq National Market System, or any other securities exchange or automated quotations system, the Company, upon the request of Arrow, shall promptly file an application, if required, to authorize for quotation, trading or listing such shares of Company Common Stock on such exchange or system and will use its reasonable efforts to obtain approval, if required, of such quotation, trading or listing as soon as practicable.

                        3.    Adjustment Upon Changes in Capitalization.

               (a) In the event of any change in Company Common Stock by reason of stock dividends, splitups, mergers, recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Company Option, and the purchase price per share provided in Section 1, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Arrow shall receive, upon exercise of the Company Option, the number and class of shares or other securities or property that Arrow would have received in respect of the Company Common Stock if the Company Option had been exercised immediately prior to such event or the record date therefor, as applicable.

               (b) In the event that the Company shall enter in an agreement:
(i) to consolidate with or merge into any person, other than Arrow or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger; (ii) to permit any person, other than Arrow or one of its subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then-outstanding shares of Company Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property or the outstanding shares of Company Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Arrow or one of its subsidiaries, then, and in each such case, the agreement

                                                                  EXHIBIT (99.1)



governing such transaction shall make proper provisions so that upon the consummation of any such transaction and upon the terms and conditions set forth herein, Arrow shall, upon exercise of the Company Option, receive for each Company Share with respect to which the Company Option has not been exercised an amount of consideration in the form of and equal to the per share amount of consideration that would be received by the holder of one share of Company Common Stock less the Exercise Price (and, in the event of an election or similar arrangement with respect to the type of consideration to be received by the holders of Company Common Stock, subject to the foregoing, proper provision shall be made so that the holder of the Company Option would have the same election or similar rights as would the holder of the number of shares of Company Common Stock for which the Company Option is then exercisable).

                        4. Restrictive Legends. Each certificate representing shares of Company Common Stock issued to Arrow hereunder shall include a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Certificates representing shares sold in a registered public offering pursuant to Section 9 shall not be required to bear the legend set forth in this Section 11.

                        5. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

                        6. Specific Performance. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action should be brought in equity to enforce the provisions of this Agreement, neither party will allege, and each party hereby waives the defense, that there is adequate remedy at law.

                        7. Entire Agreement. This Agreement and the Purchase Agreement (including the Exhibits and Schedules thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all

                                                                  EXHIBIT (99.1)



         other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

                        8. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                        9. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

                        10. Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder.

               (a)    if to Arrow, to:

                      Arrow Electronics, Inc.
                      25 Hub Drive
                      Melville, New York 11747
                      Attention: Robert E. Klatell
                      Telecopy: (516) 391-1683
                      Telephone: (516) 391-1830

                      with a copy to:

                      Milbank, Tweed, Hadley & McCloy
                      1 Chase Manhattan Plaza
                      New York, New York 10005
                      Attention: Howard S. Kelberg, Esq.
                      Telecopy: (212) 530-5219
                      Telephone: (212) 530-5530

                                                                  EXHIBIT (99.1)



                      and

                      (b) if to the Company, to:

                      Bell Industries, Inc.
                      2201 E. El Segundo Blvd.
                      El Segundo, California  90245
                      Attention: Gordon Graham
                      Telecopy: (310) 563-2355
                      Telephone: (310) 563-2500

                      with a copy to:

                      Irell & Manella LLP
                      333 South Hope Street
                      Suite 3300
                      Los Angeles, California  90071
                      Attention: John Cost, Esq.

                                Ben Orlanski, Esq.
                      Telecopy: (213) 229-0515
                      Telephone: (213) 620-1555

                        1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State without regard to any applicable conflicts of law rules.

                        2. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                        3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                        4. Expenses. Except as otherwise expressly provided herein or in the Purchase Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

                        5. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.



                          [Next Page is Signature Page]

                                                                  EXHIBIT (99.1)



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.



                                        ARROW ELECTRONICS, INC.


                                        By: /s/ Robert E. Klatell
                                            ------------------------------------
                                            Name:  Robert E. Klatell
                                            Title: Executive Vice President



                                        BELL INDUSTRIES, INC.

                                        By: /s/ Gordon Graham
                                            ------------------------------------
                                            Name:  Gordon Graham
                                            Title: President & CEO



10